UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                November 8, 2005

                Date of Report (Date of earliest event reported)

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                       Integrated Device Technology, Inc.
               (Exact name of registrant as specified in charter)

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       Delaware                      0-12695                   94-2669985
(State of Incorporation)           (Commission               (IRS Employer
                                   File Number)            Identification No.)

           6024 Silver Creek Valley Road, San Jose, California, 95138
               (Address of principal executive offices) (Zip Code)


                                 (408) 284-8200
              (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02 and Item 7.01.     Results of Operations and Financial Condition.

         The information in this Report, including the Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 and Item 7.01 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

         On November 8, 2005, Integrated Device Technology, Inc. (the "Company") announced its results of operations and financial condition as of and for the quarter ended October 2, 2005 in a press release that is attached hereto as
Exhibit 99.1.

         The Company's press release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures included in the press release.

         Non-GAAP Statements of Operations are presented in the press release. Non-GAAP Statements of Operations exclude acquisition-related charges and other expenses and benefits that management believes are not directly related to the Company's ongoing operations. For example, in addition to acquisition related charges, the results for the quarter ended October 2, 2005 exclude costs related to the consolidation of our Northern California facilities, restructuring related expenses in connection with the actions taken over the last two quarters, including the closure of our Philippines manufacturing facility, and gains realized on the sale of assets held in connection with the earlier closure of our Salinas manufacturing facility. The results for the quarter ended July 3, 2005 also exclude tax benefits related to the net reduction in tax reserves as a result of a partial settlement with the IRS. These non-GAAP results are consistent with another way management internally evaluates results of operations and the Company believes this presentation format may be useful to readers of our financial results. However, the Company's non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information provided in the Company's press release should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP.

         The foregoing description is qualified in its entirety by reference to the Company's Press Release dated November 8, 2005, a copy of which is attached hereto as Exhibit 99.1.



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Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.


     99.1 Press Release dated November 8, 2005.











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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 8, 2005

                                            INTEGRATED DEVICE TECHNOLOGY, INC.




                                       By:  /s/  Clyde R. Hosein
                                            ------------------------------------
                                             Clyde R. Hosein
                                             Vice President and Chief
                                             Financial Officer
                                             (duly authorized officer)







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                                  EXHIBIT INDEX

Exhibit No.      Description
99.1             Press Release dated November 8, 2005.













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